Financial risk management	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Financial risk management
D. Financial risk management
Exposure to interest rate, foreign currency, non-repatriation, liquidity, capital management and credit risks arise in the normal course of Millicom’s business. As part of the annual review of the above mentioned risks, the Group targets a strategy with respect to the use of derivatives and natural hedging instruments ranging from raising debt in local currency (where the Group targets to maintain at least 40% of debt in local currency) to maintaining at approximately a 75/25% mix between fixed and floating rate debt or agreeing to cover up to six months forward of operating costs and capex denominated in non-functional currencies through a rolling and layering strategy. Millicom’s financial risk management strategies may include the use of derivatives to the extent a market would exist in the jurisdictions where the Group operates. Millicom’s policy prohibits the use of such derivatives in the context of speculative trading.
Accounting policies for derivatives is further detailed in note C.7. On December 31, 2025 and 2024 fair value of derivatives held by the Group can be summarized as follows:

	2025	2024
	(US$ millions)
Derivatives
Cash flow hedge derivatives	(23)	(59)
Net derivative asset (liability)	(23)	(59)
D.1. Interest rate risk
Debt and financing issued at floating interest rates expose the Group to cash flow interest rate risk. Debt and financing issued at fixed rates expose the Group to fair value interest rate risk. The Group’s exposure to risk of changes in market interest rates relate to both of the above. To manage this risk, the Group’s policy is to maintain a combination of fixed and floating rate debt with a target that more than 75% of the debt be at fixed rate. The Group actively monitors borrowings against this target. The target mix between fixed and floating rate debt is reviewed periodically. The purpose of Millicom’s policy is to achieve an optimal balance between cost of funding and volatility of financial results, while considering market conditions as well as our overall business strategy. At December 31, 2025, approximately 70% of the Group’s borrowings are at a fixed rate of interest or for which variable rates have been swapped for fixed rates with interest rate swaps (2024: 84%).
D.1.1. Fixed and floating rate debt
Financing at December 31, 2025

	Amounts due within:
	1 year	1–2 years	2–3 years	3–4 years	4–5 years	>5 years	Total
	(US$ millions)
Fixed rate financing	228	321	830	688	650	2,135	4,851
Floating rate financing	100	376	218	337	365	638	2,035
Total	329	697	1,047	1,025	1,014	2,773	6,886
Weighted average nominal interest rate	7.17%	7.49%	6.47%	7.50%	6.27%	6.32%	6.67%
Financing at December 31, 2024

	Amounts due within:
	1 year	1–2 years	2–3 years	3–4 years	4–5 years	>5 years	Total
	(US$ millions)
Fixed rate financing	206	244	410	781	639	2,587	4,867
Floating rate financing	75	213	286	124	44	206	948
Total (i)	281	457	696	905	683	2,793	5,815
Weighted average nominal interest rate	6.67%	6.99%	7.47%	6.39%	6.72%	5.56%	6.22%
A 100 basis point fall or rise in market interest rates for all currencies in which the Group had borrowings at December 31, 2025 would increase or reduce profit before tax from continuing operations for the year by approximately $20 million (2024: $9 million).
D.1.2. Currency and interest rate swap contracts
From time to time, Millicom enters into currency and interest rate swap contracts to manage its exposure to fluctuations in interest rates and currency fluctuations in accordance with its Group Treasury policy. Details of these arrangements are provided below.
MIC S.A. entered into a swap contract in order to hedge the foreign currency risk in relation to the 2027 SEK 2.2 billion senior unsecured sustainability bond (issued in January 2022, corresponding to $252.3 million, using the exchange rate at the time of the issuance of such bond - see note C.3.1.). This swap is accounted for as cash flow hedges as the timing and amounts of the cash flows under the swap agreement match the cash flows under the SEK bonds. Its maturity date is January 2027. The hedging relationship is highly effective and related fluctuations are recorded through other comprehensive income. At December 31, 2025, the fair values of the above swap amount to a liability of $9 million (December 31, 2024: a liability of $59 million).
In January 2023, MIC S.A. also entered into two currency swap agreements to hedge an intercompany receivable of COP 206 billion owed by UNE (refer to note C.3.1.) amounting to a liability of $14 million as of December 31, 2025 (: December 31, 2024 a liability of nil) . On January 5 ,2026, the mentioned swaps expired, in accordance with their maturity date. Additionally during the year ended December 31, 2025, the Group operations in Colombia and Paraguay entered into short-term forwards in order to hedge foreign currency risk of USD denominated expected obligations.
As a summary, the net fair value of the derivative financial instruments for the Group, as of December 31, 2025 amounted to a liability of $23 million (December 31, 2024: a liability of $59 million ).
Interest rate and currency swaps are measured with reference to Level 2 of the fair value hierarchy. There are no other derivative financial instruments with a significant fair value at December 31, 2025.
D.2. Foreign currency risks
The Group is exposed to foreign exchange risk arising from various currency exposures in the countries in which it operates. Foreign exchange risk arises from future commercial transactions, recognized assets and liabilities and net investments in foreign operations.
Millicom seeks to reduce its foreign currency exposure through a policy of matching, as far as possible, assets and liabilities denominated in foreign currencies, or entering into agreements that limit the risk of exposure to currency fluctuations against the US dollar reporting currency. In some cases, Millicom may also borrow in US dollars where it is either commercially more advantageous for joint ventures and subsidiaries to incur debt obligations in US dollars or where US dollar denominated borrowing is the only funding source available to a joint venture or subsidiary. In these circumstances, Millicom accepts the remaining currency risk associated with financing its joint ventures and subsidiaries, principally because of the relatively high cost of forward cover, when available, in the currencies in which the Group operates.
D.2.1. Debt denominated in US dollars and other currencies
Debt denomination at December 31

	2025	2024
	(US$ millions)
Debt denominated in US dollars	3,293	3,429
Debt denominated in currencies of the following countries:
Guatemala	865	496
Colombia	620	554
Bolivia	128	153
Paraguay	565	233
El Salvador (i)	248	71
Panama (i)	734	734
Luxembourg (COP denominated)	—	33
Ecuador (i)	83	n/a
Uruguay	201	n/a
Costa Rica	148	113
Total debt denominated in other currencies	3,592	2,386
Total debt	6,886	5,815
(i) Ecuador and El Salvador's official unit of currency is the U.S. dollar, while Panama uses the U.S. dollar as legal tender. The Group's local debt in these three countries is therefore denominated in U.S. dollars but presented as local currency (LCY).
At December 31, 2025, if the US dollar had weakened/strengthened by 10% against the other functional currencies of our operations and all other variables held constant, then profit before tax from continuing operations would have increased/decreased by $81 million (2024: $8 million). This increase/decrease in profit before tax would have mainly been as a result of the conversion of the USD-denominated net debts in our operations with functional currencies other than the US dollar.
D.3. Non-repatriation risk
Millicom’s operating subsidiaries and joint ventures generate most of the revenue of the Group and in the currency of the countries in which they operate. Millicom is therefore dependent on the ability of its subsidiaries and joint venture operations to transfer funds to the Company.
Although foreign exchange controls exist in some of the countries in which Millicom Group companies operate, none of these controls currently significantly restrict the ability of these operations to pay interest, dividends, technical service fees, royalties or repay loans by exporting cash, instruments of credit or securities in foreign currencies. However, existing foreign exchange controls may be strengthened in countries where the Group operates, or foreign exchange controls may be introduced in countries where the Group operates that do not currently impose such restrictions. If such events were to occur, the Company’s ability to receive funds from the operations could be subsequently restricted, which would impact the Company’s ability to make payments on its interest and loans and, or pay dividends to its shareholders. As a policy, all operations which do not face restrictions to deposit funds offshore and in hard currencies should do so for the surplus cash generated on a weekly basis. The Company and its subsidiaries make use of physical cash pooling arrangements in hard currencies to the extent permitted.
In addition, in some countries it may be difficult to convert large amounts of local currency into foreign currency because of limited foreign exchange markets. The practical effects of this may be time delays in accumulating significant amounts of foreign currency and exchange risk, which could have an adverse effect on the Group. This is a relatively rare case for the countries in which the Group operates.
Lastly, repatriation most often results in taxation, which is evidenced in the amount of taxes paid by the Group relative to the Corporate Income Tax reported in its statement of income.
D.4. Credit and counterparty risk
Financial instruments that subject the Group to credit and counterparty risk include cash and cash equivalents, pledged deposits, letters of credit, trade receivables, amounts due from joint venture partners and associates, vendor financing and other current assets and derivatives. Counterparties to agreements relating to the Group’s cash and cash equivalents, pledged deposits and letters of credit are financial institutions generally with investment grade ratings. Management does not believe there are significant risks of non-performance by these counterparties and maintain a diversified portfolio of banking partners. Allocation of deposits across banks are managed such that the Group’s counterparty risk with a given bank stays within limits which have been set, based on each bank’s credit rating.
A large portion of revenue of the Group is comprised of prepaid products and services. For postpaid customers, the Group follows risk control procedures to assess the credit quality of the customer, taking into account its financial position, past experience and other factors. Accounts receivable also comprise balances due from other telecom operators. Credit risk of other telecom operators is limited due to the regulatory nature of the telecom industry, in which licenses are normally only issued to credit-worthy companies. The Group maintains a provision for expected credit losses of trade receivables based on its historical credit loss experience.
As the Group has a large number of internationally dispersed customers, there is generally no significant concentration of credit risk with respect to trade receivables, except for certain B2B customers (mainly governments). See note F.1.
D.5. Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities. The Group has significant indebtedness but also has significant cash balances. Millicom evaluates its ability to meet its obligations on an ongoing basis using a recurring liquidity planning tool. This tool considers the operating net cash flows generated from its operations and the future cash needs for borrowing, interest payments, dividend payments and capital and operating expenditures required in maintaining and developing its operating businesses.
The Group manages its liquidity risk through the use of bank loans, bonds and Development Finance Institutions (DFI) loans. Millicom believes that there is sufficient liquidity available in the markets to meet ongoing liquidity needs, but if needed Millicom would be able to arrange international funding and also used its Revolving Credit Facility of $600 million which is unused as of December 31, 2025 Millicom has a diversified financing portfolio with commercial banks representing about 24% of its gross financing including leases (2024: 20%), with bonds representing 48% (2024: 66%) and leases representing 27% (2024: 14%).
Maturity profile at December 31, 2025

	Less than 1 year	1 to 5 years	>5yrs	Total
	(US$ millions)
Outstanding debt and financing	(330)	(3,800)	(2,808)	(6,937)
Outstanding amortized costs undiscounted	1	16	35	52
Lease liability	(293)	(893)	(1,400)	(2,587)
Cash and equivalents	1,552	—	—	1,552
Derivative financial instruments	(9)	(14)	—	(23)
Net financial obligations	921	(4,691)	(4,173)	(7,943)
Restricted cash	50	—	—	50
Future interest commitments related to debt and financing	(448)	(1,244)	(88)	(1,779)
Future interest commitments related to leases	(177)	(526)	(432)	(1,134)
Trade payables (excluding accruals)	(839)	(579)	—	(1,418)
Other financial liabilities (including accruals)	(1,380)	(329)	—	(1,709)
Trade receivables	527	—	—	527
Other financial assets	218	123	—	341
Total	(1,128)	(7,246)	(4,693)	(13,067)
Maturity profile at December 31, 2024

	Less than 1 year	1 to 5 years	>5yrs	Total
	(US$ millions)
Outstanding debt and financing	(283)	(2,757)	(2,829)	(5,869)
Outstanding amortized costs undiscounted	1	16	36	54
Lease liability	(156)	(445)	(352)	(954)
Cash and equivalents	699	—	—	699
Derivative financial instruments	—	(59)	—	(59)
Net financial obligations	262	(3,245)	(3,145)	(6,128)
Future interest commitments related to debt and financing	(352)	(1,830)	(144)	(2,326)
Future interest commitments related to leases	(90)	(253)	(121)	(463)
Trade payables (excluding accruals)	(467)	—	—	(467)
Other financial liabilities (including accruals)	(1,219)	—	—	(1,219)
Trade receivables	390	—	—	390
Other financial assets	171	71	—	242
Total	(1,305)	(5,257)	(3,410)	(9,971)
D.6. Capital management
The primary objective of the Group’s capital management is to ensure a strong credit rating and solid capital ratios in order to support its business and maximize shareholder value.
The Group manages its capital structure with reference to local economic conditions and imposed restrictions such as debt covenants (see section C.3.5.). To maintain or adjust its capital structure, the Group may make dividend payments to shareholders, return capital to shareholders through share repurchases or issue new shares. At December 31, 2025, Millicom continues to be rated by the independent rating agencies Moody’s at (Ba2), and Fitch (BB+), one notch below investment grade. On October 21, 2025, Moody's affirmed the Ba2 rating with a stable outlook. This rating had previously been downgraded on February 6, 2024, when Moody’s moved Millicom from Ba1 to Ba2, basically based on quantitative metrics being below ranges than ba1 rating scale ranges. The Group primarily monitors capital (with our covenants primarily) based on net debt to EBITDA.
Gearing ratio
The Group reviews its gearing ratio (net debt divided by total capital plus net debt) periodically. Capital represents equity attributable to the equity holders of the parent.

	Note	2025	2024
	(US$ millions)
Net debt	C.6.	5,357	5,174
Equity attributable to Owners of the Company	C.1.	3,640	3,628
Net debt and equity		8,997	8,802
Gearing ratio		0.60	0.59